Exhibit 10.12

                   FIRST AMENDMENT TO SUBORDINATION AGREEMENT

         THIS FIRST AMENDMENT TO SUBORDINATION AGREEMENT ("Amendment") is made and entered as of July 2nd, 2003, by and among PETRA MEZZANINE FUND, L.P., a Delaware limited partnership ("Subordinating Creditor"), FIND/SVP, Inc., a New York corporation ("Borrower"), GUIDELINE RESEARCH CORP., a New York corporation, TABLINE DATA SERVICES, INC., a New York corporation, GUIDELINE/CHICAGO, INC., an Illinois corporation, ADVANCED ANALYTICS, INC., a New York corporation, GUIDELINE CONSULTING CORP., a New York corporation, and TTECH ACQUISITION CORP., a Delaware corporation (collectively, "Guarantors"; Guarantors and Borrower are sometimes hereinafter individually referred to as a "Debtor Party" and collectively referred to as "Debtor Parties"), and JPMORGAN CHASE BANK, a New York banking corporation ("Bank").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, Subordinating Creditor, Borrower, Guarantors (other than TTech Acquisition Corp.) and Bank entered into that certain Subordination Agreement (the "Agreement") dated as of April 1, 2003; and

         WHEREAS, at Borrower's request, Subordinating Creditor has agreed to make available certain additional credit to Borrower; and

         WHEREAS, Debtor Parties and Subordinating Creditor desire to obtain Bank's consent to the extension of the additional credit by Subordinating Creditor to Borrower, and to reflect that TTech Acquisition Corp., a newly formed subsidiary of Borrower, shall guarantee the Subordinated Indebtedness; and

         WHEREAS, as a condition of Bank consenting to such extension of the additional credit by Subordinating Creditor to Borrower, Bank has required that TTech Acquisition Corp. be joined as a party to the Agreement; and

         WHEREAS, by clerical error the Agreement omitted a signature block for Advanced Analytics, Inc. and the parties desire to correct this error; and

         WHEREAS, the parties desire to amend the Agreement to reflect the foregoing.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. GUARANTORS AND DEBTOR PARTIES. The definitions of "GUARANTORS" and "DEBTOR PARTIES" in the preamble of the Agreement are hereby amended in all respects necessary to reflect that TTech Acquisition Corp., a Delaware corporation, is now included within such definitions.

         2. DEFINITIONS. The definition of "SUBORDINATED NOTE" in Subsection 1(a) is hereby deleted and replaced with the following:

            "SUBORDINATED NOTE" shall mean (i) that certain Promissory Note executed by Borrower and payable to the order of Subordinating Creditor, in the original principal amount of $3,000,000.00 dated April 1, 2003, and (ii) that certain Promissory Note executed by Borrower and payable to the order of Subordinating Creditor, in the original principal amount of $500,000 dated July 2, 2003, together with any and all amendments, extensions, modifications, restatements and renewals thereof.

         3. COLLATERAL ASSIGNMENT OF LIFE INSURANCE POLICY, WARRANT AND STOCK PURCHASE AGREEMENT. Section 7 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  7. COLLATERAL ASSIGNMENT OF LIFE INSURANCE POLICY, WARRANT AND STOCK PURCHASE AGREEMENT. Notwithstanding anything contained herein to the contrary, nothing contained herein shall subordinate, limit or restrict Subordinating Creditor's rights in respect of (a) an Assignment of Life Insurance as Collateral, covering a life insurance policy or policies which in the aggregate amount are not less than $3,500,000 on the life of David Walke (the "Collateral Assignment"), including but not limited to Subordinating Creditor's rights to enforce its remedies in respect of the Collateral Assignment and apply the proceeds thereof to the Subordinated Indebtedness (whether or not a Blockage Period or Standstill Period exists) or (b) the Warrant or the Stock Purchase Agreement (as such terms are defined in the Subordinated Lending Agreements) or any securities issued thereunder.

         4. TTECH ACQUISITION CORP. From and after the date hereof, TTech Acquisition Corp. shall be a party to the Agreement as, and be subject to all obligations of, a Guarantor and Debtor Party. TTech Acquisition Corp. hereby joins in this Amendment for such purpose and agrees to be bound by all of the provisions of the Agreement, as amended hereby, binding on a Guarantor or a Debtor Party.

         5. ADVANCED ANALYTICS, INC. Advanced Analytics, Inc. hereby joins in the Agreement as a Guarantor and Debtor Party as if it had signed the Agreement and hereby joins in this Amendment for the purposes contained herein.

         6. MISCELLANEOUS. Except as amended herein, the Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

         7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


                         [SIGNATURES ON FOLLOWING PAGE]


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

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the first date above written.

         DEBTOR PARTIES:               FIND/SVP, INC.
         --------------

                                        By: /s/ Peter Stone
                                            ------------------------------
                                            Title: Chief Financial Officer
                                                   -----------------------


                                       GUIDELINE RESEARCH CORP.

                                        By: /s/ Peter Stone
                                            ------------------------------
                                            Title: Vice President
                                                   -----------------------


                                       TABLINE DATA SERVICES, INC.

                                        By: /s/ Peter Stone
                                            ------------------------------
                                            Title: Vice President
                                                   -----------------------


                                       GUIDELINE/CHICAGO, INC.

                                        By: /s/ Peter Stone
                                            ------------------------------
                                            Title: Vice President
                                                   -----------------------


                                       ADVANCED ANALYTICS, INC.

                                        By: /s/ Peter Stone
                                            ------------------------------
                                            Title: Vice President
                                                   -----------------------


                                       GUIDELINE CONSULTING CORP.

                                        By: /s/ Peter Stone
                                            ------------------------------
                                            Title: Vice President
                                                   -----------------------


                                       TTECH ACQUISITION CORP.

                                        By: /s/ Peter Stone
                                            ------------------------------
                                            Title: Treasurer
                                                   -----------------------



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]



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

 SUBORDINATING CREDITOR:               PETRA MEZZANINE FUND, L.P.
 ----------------------

                                       By:  Petra Partners, LLC, its general
                                       partner


                                       By: /s/ Joseph D. O'Brien
                                          --------------------------------------
                                          Joseph D. O'Brien, Managing Member


                   BANK:               JPMORGAN CHASE BANK
                   ----

                                       By: /s/ Stephen J. Szanto
                                          --------------------------------------
                                          Stephen J. Szanto, Vice President


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